Mattersight Q2 2012 Earnings Webinar August 8, 2012 Exhibit 99.2

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Safe Harbor Language
During today’s call we will be making both historical and
forward-looking statements in order to help you better
understand our business.  These forward-looking statements
include references to our plans, intentions, expectations,
beliefs, strategies and objectives.  Any forward-looking
statements speak only as of today’s date.  In addition, these forward-looking statements are subject to risks and
uncertainties that could cause actual results to differ
materially from those stated or implied by the forward-
looking statements.  The risks and uncertainties associated
with our business are highlighted in our filings with the SEC, including our Annual Report filed on Form 10-K for the year
ended December 31, 2011, our quarterly reports on Form
10-Q, as well as our press release issued earlier today.
Mattersight undertakes no obligation to publicly update or
revise any forward-looking statements in this call.  Also, be advised that this call is being recorded and is copyrighted by
Mattersight Corporation.

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Q2 Overview
•
Strong Positives
Exceeded all of our internal forecasts with $19.4m in bookings
Achieved record backlog of $104.6m
Increased Subscription Revenues 32%, year/year
Grew our pilot activity ~5x year/year
Created $100m+ opportunities in our near term pipeline
Cultivated numerous strategic partnership dialogues
Set up return to sequential growth in Q3 and Q4
Added strong players to our team
Signed $10m Line of Credit with Silicon Valley Bank
•
Disappointments
Delivery delays are slowing our projected revenue ramp

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$19.4m in Q2 Bookings
Deal
Type
Application
Customer
Type
Industry Company Overview
Pilot Guest Assistance New Logo Hospitality
Large Multinational Hotel
Chain
Pilot
Enrollment
Analysis
New Logo Education
Private Sector Ed
Company
Expansion New Business Unit New Healthcare Very Large PBM
Expansion New Application Existing Healthcare Large HMO
Renewal /
Expansion
Collections Existing
Financial
Services
Financial Services
Renewal Customer Care Existing Healthcare Pharma Company

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Record Managed Services Backlog 5 $58.9 $84.5 $80.1 $100.0 $102.3 $96.3 $94.6 $104.6 $50.0 $60.0 $70.0 $80.0 $90.0 $100.0 $110.0 Q3 2010 Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012

20
15
10
5
0
0
1
2
4
1
4
1
3
2
5
3
8
7
13
5
17
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
New Pilots
Total Pilots

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Record Pilot Activity 6 Added 5 new Pilots and 1 Pilot ended without conversion

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Q2 Pilots

Industry Application
Customer
Type
Comments
Hospitality Service New
Improved Efficiency and
Guest Experience
Education
Enrollment
Analytics
New
Combines Voice & Desktop
Data to Predict Student
Outcomes
Healthcare Predictive Routing Existing
Improving Customer
Experience
Financial Services Real Time Analytics Existing First Real Time Application
Publishing
Multichannel
Analytics
Existing
Second Pilot of
Multichannel Analytics

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Q2 Revenue Discussion

Q2 Sequential Revenue Change Discussion
$500k related to the previously discussed loss of client
$200k of Subscription Revs
$300k of Termination Payments (classed as Sub Revs)
$400k related to run off of Amortized Deployment Revenues
$100k related to seasonally lower Subscription usage
Impact of Implementation Delays
Initial Desktop Analytics implementations have been more
complex and have taken longer than was anticipated
These delays negatively impacted Q2 Subscription
Revenues by ~$400k
These delays are expected to negatively impact Q3
Subscription Revenues by ~$500k
The impact of these delays will begin to abate in Q4 with
the negative impact estimated to be ~$200k

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Significant Opportunities are Emerging in Pipeline
Over the Next Three Quarters

Deal
Type Bookings Opportunities
Existing Accounts 25m – 70m
Pilot Conversions 10m – 25m
Direct to Deployments 0m – 5m
Total 35m – 100m
The majority of these opportunities are targeted for Q4 and Q1 2013
Pursuing numerous large expansions at existing Health Care accounts, including one large $50m+ deal
Estimated Range Of

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Emerging Strategic Opportunities
Potential Strategic
Partner
Strategic Focus Business Value
Strategic
Significance
Large Education
Company
Route Calls Based on Real
Time Personality and
Engagement Analytics
Increase Conversion Rates
Real Time Analytics and
Routing
Large Education
Company
Analyze On Line Student
Discussion Threads
Improve Student Outcomes
and Regulatory Compliance
Increase Our Value to Ed
Companies;
Apply Analytics to Text;
Create New Revenue
Stream
Premier Management
Consulting Firm
Create “Survey-Less” Net
Promoter Scores
Increase Usage of Net
Promoter Scores (NPS)
Build Our Reputation in
Predictive Customer
Models
Emerging Video Hiring
Platform Company
Apply Our Algorithms to
Recorded Interview Content
Improve Hiring Outcomes
Create New Application
Area
Top 5 University
Analyze On Line Student
Discussion Threads
Improve Teacher Effectiveness
Credentialize Us in
Ed Space
Highly Recognized
Boutique Consulting
Firm
Apply Advanced Analytics to
Education
Increase Use of Analytics in
Education
Credentialize Us in
Ed Space

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Building Team
•
Added Mark Iserloth as CFO
25 years experience
12 years of relevant CFO experience with Software Companies
Strong educational pedigree and reputation in the Chicago
Tech community
•
Account Executive Hires
Added 2 in Q2
Added 1 to date in Q3
Currently have 19 Quota Carriers

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Balance Sheet Management
•
Uses of Cash in Q2 Included
Funding Operating Loss
$2.8m use of cash due to timing of customer prepayments and
the amortization of deferred revenues
•
Based on Our Increasing Momentum and the Attractiveness
of the Opportunity, We Will Continue to Invest Aggressively
in Sales, Marketing and Product Development
•
Cash Management Strategies
Push for customer prepayments
Use Line of Credit as needed

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Revenue Outlook 13 • Q3 Guidance 100% Sold to $8.3M Range of $8.0M - $8.3M • Q4 Outlook 100% Sold to $9.2M Range of $8.7M - $9.2M

Summary
•
Leader in an Emerging Big Data Market
•
Highly Differentiated Product
•
Products and Delivery Model Analytics Drives Significant
Tangible ROI
•
Pipeline Continues to Strengthen
•
Numerous Interesting Strategic Dialogues Emerging

15 Thank You • Kelly Conway 847.582.7200 • Mark Iserloth 312.454.3613 kelly.conway@mattersight.com mark.iserloth@mattersight.com